UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington D. C. 20549

                                    Form 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported):  March 25, 1998

                       Homeside Mortgage Securities, Inc.
        Multi-Class Mortgage Pass-Through Certificates, Series 1998-1 Trust
             (Exact name of registrant as specified in its charter)

New York (governing law of          033-34957               52-2081749
Pooling and Servicing Agreement)    (Commission             (I.R.S. Employer
(State or other                     File Number)            Identification No.)
jurisdiction



       c/o Norwest Bank Minnesota, N.A.
       7485 New Horizon Way
       Frederick, Maryland                                   21703
       (Address of principal executive offices)             (Zip Code)


       Registrant's telephone number, including area code:  (410) 884-2000



          Former name or former address, if changed since last report)


ITEM 5.  Other Events

On March 25, 1998 a distribution was made to holders of Homeside Mortgage Securities Inc., Multi-Class Mortgage Pass-Through Certificates, Series 1998-1 Trust.



  ITEM 7.  Financial Statements and Exhibits

        (c)  Exhibits furnished in accordance with Item 601(a) of Regulation S-K

             Exhibit Number                      Description

             EX-99.1 Monthly report distributed to holders of Multi-Class Mortgage Pass-Through Certificates, Series 1998-1 Trust, relating to the March 25, 1998 distribution.


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                      Homeside Mortgage Securities, Inc.
            Multi-Class Mortgage Pass-Through Certificates, Series 1998-1 Trust

          By:   Norwest Bank Minnesota, N.A., as Trustee
          By:   /s/ Sherri J. Sharps, Vice President
          By:   Sherri J. Sharps, Vice President
          Date: 4/07/98


                                INDEX TO EXHIBITS

Exhibit Number                   Description

EX-99.1 Monthly report distributed to holders of Multi-Class Mortgage Pass-Through Certificates, Series 1998-1 Trust, relating to the March 25, 1998 distribution.